Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	February 29, 2012 vs. February 28, 2011
EARNINGS SUMMARY
Interest Income	$1,646	$1,620	$1,599	$1,573	$1,553	$93	6%
Interest Expense	353	360	362	380	383	(30)	(8%)
Net Interest Income	1,293	1,260	1,237	1,193	1,170	123	11%

Discount/Interchange Revenue	500	489	517	489	468	32	7%
Rewards	236	215	234	223	207	29	14%
Discount and Interchange Revenue, net	264	274	283	266	261	3	1%
Fee Products Revenue	105	107	108	105	108	(3)	(3%)
Loan Fee Income	85	87	84	81	86	(1)	(1%)
Transaction Processing Revenue	53	48	44	45	43	10	23%
Other Income	43	30	33	47	65	(22)	(34%)
Total Other Income	550	546	552	544	563	(13)	(2%)

Revenue Net of Interest Expense	1,843	1,806	1,789	1,737	1,733	110	6%

Provision for Loan Losses	152	319	100	176	418	(266)	(64%)

Employee Compensation and Benefits	247	229	242	230	213	34	16%
Marketing and Business Development	131	144	133	124	136	(5)	(4%)
Information Processing & Communications	70	69	64	66	65	5	8%
Professional Fees	100	114	106	105	90	10	11%
Premises and Equipment	17	18	18	18	17	0	0%
Other Expense	112	95	79	92	74	38	51%
Total Other Expense	677	669	642	635	595	82	14%

Income Before Income Taxes	1,014	818	1,047	926	720	294	41%
Tax Expense	383	305	398	326	255	128	50%
Net Income	$631	$513	$649	$600	$465	$166	36%

Net Income Allocated to Common Stockholders	$624	$508	$642	$593	$459	$165	36%

Effective Tax Rate	37.8%	37.3%	38.0%	35.2%	35.4%

Net Interest Margin	9.03%	9.10%	9.26%	9.15%	9.22%	(19)	bps
ROE	29%	25%	33%	33%	28%

Ending Common Shares Outstanding	530	529	538	546	545	(15)	(3%)
Weighted Average Common Shares Outstanding	530	532	544	546	545	(15)	(3%)
Weighted Average Common Shares Outstanding (fully diluted)	531	533	545	546	546	(15)	(3%)

PER SHARE STATISTICS
Basic EPS	$1.18	$0.95	$1.18	$1.09	$0.84	$0.34	40%
Diluted EPS	$1.18	$0.95	$1.18	$1.09	$0.84	$0.34	40%
Common Stock Price (period end)	$30.01	$23.82	$25.16	$23.84	$21.75	$8.26	38%
Book Value per share	$16.66	$15.59	$14.88	$13.79	$12.65	$4.01	32%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended
	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	February 29, 2012 vs. February 28, 2011
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$962	$776	$1,009	$883	$677	$285	42%
Payment Services	52	42	38	43	43	9	21%
Total	$1,014	$818	$1,047	$926	$720	$294	41%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	444	439	451	422	410	34	8%
PULSE Network	996	939	950	1,006	929	67	7%
Total	1,440	1,378	1,401	1,428	1,339	101	8%

NETWORK VOLUME
PULSE Network	$37,577	$33,911	$35,109	$36,719	$34,380	$3,197	9%
Third-Party Issuers	2,037	1,939	1,984	1,838	1,772	265	15%
Diners Club International 1	7,100	7,469	7,428	7,380	6,998	102	1%
Total Payment Services	46,714	43,319	44,521	45,937	43,150	3,564	8%
Discover Network - Proprietary	26,482	25,926	27,133	25,684	24,784	1,698	7%
Total	$73,196	$69,245	$71,654	$71,621	$67,934	$5,262	8%

1 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	February 29, 2012 vs. February 28, 2011

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$12,946	$10,342	$10,847	$10,344	$11,463	$1,483	13%
Total Loan Receivables	56,299	57,337	54,082	52,510	51,663	4,636	9%
Allowance for Loan Losses	(1,979)	(2,205)	(2,273)	(2,632)	(3,033)	1,054	35%
Net Loan Receivables	54,320	55,132	51,809	49,878	48,630	5,690	12%
Premises and Equipment, net	487	483	466	471	459	28	6%
Goodwill and Intangible Assets, net	442	443	445	447	449	(7)	(2%)
Other Assets	2,291	2,384	2,159	2,298	2,506	(215)	(9%)
Total Assets	$70,486	$68,784	$65,726	$63,438	$63,507	$6,979	11%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$27,346	$26,177	$24,493	$22,923	$21,795	$5,551	25%
Brokered Deposits and Other Deposits	12,802	13,401	13,094	12,296	13,065	(263)	(2%)
Deposits	40,148	39,578	37,587	35,219	34,860	5,288	15%
Borrowings	18,754	18,337	17,818	18,039	19,090	(336)	(2%)
Accrued Expenses and Other Liabilities	2,755	2,627	2,315	2,657	2,658	97	4%
Total Liabilities	61,657	60,542	57,720	55,915	56,608	5,049	9%
Total Equity	8,829	8,242	8,006	7,523	6,899	1,930	28%
Total Liabilities and Stockholders' Equity	$70,486	$68,784	$65,726	$63,438	$63,507	$6,979	11%

BALANCE SHEET STATISTICS
Total Common Equity	$8,829	$8,242	$8,006	$7,523	$6,899	$1,930	28%
Total Common Equity/Total Assets	12.5%	12.0%	12.2%	11.9%	10.9%
Total Common Equity/Net Loans	16.3%	15.0%	15.5%	15.1%	14.2%

Tangible Assets	$70,044	$68,341	$65,281	$62,991	$63,058	$6,986	11%
Tangible Common Equity 1	$8,387	$7,799	$7,561	$7,076	$6,450	$1,937	30%
Tangible Common Equity/Tangible Assets 1	12.0%	11.4%	11.6%	11.2%	10.2%
Tangible Common Equity/Net Loans 1	15.4%	14.1%	14.6%	14.2%	13.3%
Tangible Common Equity per share 1	$15.82	$14.75	$14.05	$12.97	$11.83	$3.99	34%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.6%	16.5%	17.0%	16.8%	16.0%
Tier 1 Risk Based Capital Ratio	14.3%	13.2%	13.6%	13.2%	12.4%
Tier 1 Common Capital Ratio 2	14.3%	13.2%	13.6%	13.2%	12.4%
Tier 1 Leverage Ratio	12.1%	11.5%	11.7%	11.3%	10.2%

LIQUIDITY
Liquidity Portfolio	$12,097	$8,548	$9,394	$8,724	$10,232	$1,865	18%
Undrawn Credit Facilities 3	15,634	17,602	16,880	15,532	14,414	1,220	8%
Total Liquidity	$27,731	$26,150	$26,274	$24,256	$24,646	$3,085	13%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

2 Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

3 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	February 29, 2012 vs. February 28, 2011
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2	$56,299	$57,337	$54,082	$52,510	$51,663	$4,636	9%
Average Loans 1, 2	$57,606	$55,539	$53,013	$51,727	$51,488	$6,118	12%

Interest Yield	11.36%	11.56%	11.83%	11.93%	12.10%	(74)	bps
Net Principal Charge-off Rate	2.64%	2.81%	3.43%	4.42%	5.42%	(278)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	2.90%	3.05%	3.63%	4.69%	5.64%	(274)	bps
Delinquency Rate (over 30 days) 3	2.08%	2.30%	2.35%	2.68%	3.44%	(136)	bps
Delinquency Rate (over 90 days) 3	1.08%	1.14%	1.17%	1.44%	1.88%	(80)	bps
Net Principal Charge-off Dollars	$378	$387	$459	$577	$689	($311)	(45%)
Interest and Fee Charge-off Dollars	$123	$128	$151	$192	$224	($101)	(45%)
Loans Delinquent Over 30 Days 3	$1,066	$1,200	$1,203	$1,329	$1,673	($607)	(36%)
Loans Delinquent Over 90 Days 3	$554	$596	$599	$715	$915	($361)	(39%)

Allowance for Loan Loss (period end)	$1,979	$2,205	$2,273	$2,632	$3,033	($1,054)	(35%)
Change in Loan Loss Reserves	($226)	($68)	($359)	($401)	($271)	$45	17%
Reserve Rate 4	3.51%	3.85%	4.20%	5.01%	5.87%	(236)	bps
Reserve Rate Excluding PCI Loans 3, 4	3.87%	4.23%	4.44%	5.31%	6.23%	(236)	bps

CREDIT CARD LOANS
Ending Loans	$45,918	$46,639	$46,178	$44,961	$44,317	$1,601	4%
Average Loans	$46,919	$45,756	$45,343	$44,288	$45,443	$1,476	3%

Interest Yield	12.21%	12.36%	12.46%	12.57%	12.65%	(44)	bps
Net Principal Charge-off Rate	3.07%	3.24%	3.85%	5.01%	5.96%	(289)	bps
Delinquency Rate (over 30 days)	2.22%	2.39%	2.43%	2.79%	3.59%	(137)	bps
Delinquency Rate (over 90 days)	1.18%	1.20%	1.22%	1.51%	1.99%	(81)	bps
Net Principal Charge-off Dollars	$358	$370	$440	$559	$668	($310)	(46%)
Loans Delinquent Over 30 Days	$1,019	$1,117	$1,121	$1,256	$1,590	($571)	(36%)
Loans Delinquent Over 90 Days	$540	$560	$565	$681	$882	($342)	(39%)

Allowance for Loan Loss (period end)	$1,835	$2,070	$2,154	$2,519	$2,939	($1,104)	(38%)
Change in Loan Loss Reserves	($235)	($84)	($365)	($420)	($270)	$35	13%
Reserve Rate	4.00%	4.44%	4.66%	5.60%	6.63%	(263)	bps

Total Discover Card Volume	$27,370	$26,946	$28,455	$26,927	$25,759	$1,611	6%
Discover Card Sales Volume	$25,604	$25,033	$26,271	$24,844	$23,990	$1,614	7%

1 Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rate includes federal student loans held for sale.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	February 29, 2012 vs. February 28, 2011

FEDERAL STUDENT LOANS
Ending Loans	$-	$715	$738	$757	$767	($767)	(100%)

PRIVATE STUDENT LOANS
Ending Loans	$7,571	$7,318	$4,715	$4,567	$4,545	$3,026	67%
Ending PCI Loans 1	$5,124	$5,250	$2,887	$2,947	$3,011	$2,113	70%

Interest Yield	6.35%	6.81%	7.29%	7.42%	7.40%	(105)	bps
Net Principal Charge-off Rate	0.15%	0.14%	0.23%	0.18%	0.11%	4	bps
Net Principal Charge-off Rate excluding PCI Loans 2	0.49%	0.45%	0.62%	0.51%	0.29%	20	bps
Delinquency Rate (over 30 days) 2	0.93%	0.63%	0.80%	0.55%	0.72%	21	bps

Reserve Rate	0.72%	0.72%	0.92%	0.85%	0.42%	30	bps
Reserve Rate Excluding PCI Loans 2	2.23%	2.55%	2.37%	2.38%	1.25%	98	bps

PERSONAL LOANS
Ending Loans	$2,784	$2,648	$2,439	$2,213	$2,020	$764	38%

Interest Yield	12.26%	12.12%	11.97%	11.90%	11.71%	55	bps
Net Principal Charge-off Rate	2.59%	2.58%	2.73%	2.88%	4.10%	(151)	bps
Delinquency Rate (over 30 days)	0.81%	0.87%	0.85%	0.96%	1.20%	(39)	bps

Reserve Rate	3.18%	3.10%	3.10%	3.35%	3.68%	(50)	bps

1 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

2 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended
	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	February 29, 2012 vs. February 28, 2011
DIRECT BANKING

Interest Income	$1,646	$1,620	$1,599	$1,573	$1,553	$93	6%
Interest Expense	353	360	362	380	383	(30)	(8%)
Net Interest Income	1,293	1,260	1,237	1,193	1,170	123	11%
Other Income	464	470	481	470	486	(22)	(5%)
Revenue Net of Interest Expense	1,757	1,730	1,718	1,663	1,656	101	6%
Provision for Loan Losses	152	319	100	176	418	(266)	(64%)
Total Other Expense	643	635	609	604	561	82	15%
Income Before Income Taxes	$962	$776	$1,009	$883	$677	$285	42%

Net Interest Margin	9.03%	9.10%	9.26%	9.15%	9.22%	(19)	bps
Pretax Return on Loan Receivables	6.72%	5.60%	7.55%	6.78%	5.33%	139	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	NM
Interest Expense	-	-	-	-	-	-	NM
Net Interest Income	-	-	-	-	-	-	NM
Other Income	86	76	71	74	77	9	12%
Revenue Net of Interest Expense	86	76	71	74	77	9	12%
Total Other Expense	34	34	33	31	34	-	0%
Income Before Income Taxes	$52	$42	$38	$43	$43	$9	21%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011
GAAP total common equity	$8,829	$8,242	$8,006	$7,523	$6,899
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(187)	(188)	(190)	(192)	(194)
Tangible common equity 1	$8,387	$7,799	$7,561	$7,076	$6,450
Effect of certain items in accumulated other comprehensive
income (loss) excluded from tier 1 common capital	49	51	20	67	107
Total tier 1 common capital 2	$8,436	$7,850	$7,581	$7,143	$6,557

GAAP book value per share	$16.66	$15.59	$14.88	$13.79	$12.65
Less: Goodwill	(0.48)	(0.48)	(0.47)	(0.47)	(0.47)
Less: Intangibles	(0.36)	(0.36)	(0.36)	(0.35)	(0.35)
Tangible common equity per share	$15.82	$14.75	$14.05	$12.97	$11.83

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

2 Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.